UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2019

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, VA 23236

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 435-1171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
None	None	None

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on May 20, 2019. At the annual meeting, the Company’s stockholders voted on the following proposals and cast their votes as described below:

1.	The individuals listed below were elected to serve as Class III directors of the Company for terms that will continue until the 2022 annual meeting.

			Broker
	For	Withheld	Non-Votes
Elizabeth H. Crowther	8,052,690	2,540,405	1,847,638
C. Dwight Clarke	8,508,160	2,084,935	1,847,638
Vance H. Spilman	9,389,339	1,203,756	1,847,638
D. Kyle Woolfolk, Jr.	9,388,299	1,204,796	1,847,638

The individuals listed below were elected to serve as Class II directors of the Company for terms that will continue until the 2021 annual meeting.

			Broker
	For	Withheld	Non-Votes
Randolph N. Reynolds, Jr.	9,262,001	1,331,094	1,847,638
James P. VanLandingham	8,580,329	2,012,766	1,847,638

The individual listed below was elected to serve as a Class I director of the Company for a term that will continue until the 2020 annual meeting.

			Broker
	For	Withheld	Non-Votes
John C. Hodges	9,366,748	1,226,347	1,847,638

2.	A proposal to approve, on a non-binding advisory basis, the Company’s named executive officer compensation as described in the Executive Compensation section of the Company’s 2019 Proxy Statement.

			Broker
For	Against	Abstentions	Non-Votes
7,956,020	2,477,646	159,429	1,847,638

3.	A proposal to approve, on a non-binding advisory basis, the frequency with which the Company will hold a stockholder vote to approve the Company’s named executive officer compensation in the future.

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
10,333,833	82,172	73,266	103,824	1,847,638

4.	A proposal to ratify the appointment of Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstentions
12,256,983	144,236	39,514

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Judy C. Gavant
Judy C. Gavant
Chief Financial Officer

May 22, 2019

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